                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                NOVEMBER 10, 2000
                                 Date of Report
                        (Date of earliest event reported)



                       NETWORK SYSTEMS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                        0-22991                 87-0460247
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


              6413 CONGRESS AVENUE, SUITE 230, BOCA RATON, FL 33487
                    (Address of principal executive offices)


                                 (561) 988-2334
                          Registrant's telephone number


             200 NORTH ELM STREET, GREENSBORO, NORTH CAROLINA 27401
                                 Former address

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On November 10, 2000, Network Systems International, Inc. ("NESI") completed acquisition of 100% of the issued and outstanding common stock of InterLAN Communications, Inc. ("InterLAN")(http://www.interlancom.com), a Virginia corporation, in exchange for $150,000.00 in cash, 250,000 shares of the common stock of NESI and promissory notes in the amount of $150,000.00.

         InterLAN is a provided of data communications and networking infrastructure solutions and consulting for business, government and education. InterLAN specializes in Remote Access including VPN (Virtual Private Networking), Wide Area and Local Area technologies to include Fiber Optic and Gigabit. The product line includes High Speed Switches, Routers, VPN Gateways, Servers and Workstations. InterLAN offers products from ADC, Adtran, APC, Lucent, AVAYA, Cisco Systems, Compaq, D-Link, RSA, Nortel Networks and Intel.

         InterLAN has provided design, consulting, product and maintenance services to national and international companies and organizations such as Sprint, Global One, The United States Securities and Exchange Commission, CLC - Computer Learning Center, The United States Department of Labor, The United States Army, GTE, Software AG and the Federal Aviation Administration.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.  OTHER EVENTS

         Not Applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         No financial statements are filed herewith. The Registrant shall file financial statements by amendment hereto not later than 60 days after the date that this initial report on Form 8-K must be filed.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not Applicable.

ITEM 9.  SALE OF EQUITY SECURITIES PURSUANT TO REGULATION S

         Not Applicable.

EXHIBITS

         10.1 Agreement and Plan of Reorganization by and among Network Systems International, Inc. ("NESI"), NESI Acquisition Corp., a Virginia corporation and a wholly-owned subsidiary of NESI ("Merger Sub"), InterLAN Communications, Inc., a Virginia corporation, ("InterLAN") and G. Anthony Munno, Brian Ianniello and Martin Carter (each of whom is a shareholder of InterLAN). Note: The Registrant has not filed the exhibits and schedules to the Agreement and Plan of Reorganization on the basis that these are not material for the purpose of this filing; however, Registrant agrees to furnish such documents to the Securities and Exchange Commission upon request.

         10.2 Certificate of Ownership and Merger Merging NESI Acquisition Corp. into InterLAN Communications, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   NETWORK SYSTEMS INTERNATIONAL, INC.


                                   BY /S/  HERBERT TABIN, PRESIDENT


DATE:  NOVEMBER 22, 2000